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                                                                    Exhibit 10.1

                                  ABGENIX, INC.

                          REGISTRATION RIGHTS AGREEMENT

        This Agreement is made as of November 18, 1998 by and between Abgenix, Inc., a Delaware corporation (the "Company"), and the persons and entities listed on the Schedule of Holders attached hereto as Schedule 1 (the "Holders").

        WHEREAS, pursuant to a Stock Purchase Agreement (the "CG Agreement") of even date herewith between Cell Genesys, Inc., a Delaware corporation ("CG"), and the Holders, CG is selling 1,146,300 shares of the Company's Common Stock (the "Shares") to the Holders for the purchase price of $9,499,961.25; and

        WHEREAS, to induce the Holders to enter into the CG Agreement, the Company has agreed to provide the Holders with certain registration rights with respect to the Shares pursuant to the terms and conditions of this Agreement;

        NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth in this Agreement, the Company and the Holders agree as follows:

        1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

           Business Day. Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

           Effectiveness Period. See Section 2(a) hereof.

           Exchange Act. The Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the SEC promulgated thereunder.

           Initial Shelf Registration. See Section 2(a) hereof.

           Losses. See Section 5(a) hereof.

           Prospectus. The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. Such Prospectus and any amendments or supplements shall comply with the Securities Act.


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           Register. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the SEC.

           Registrable Securities. The Shares or other securities issued or issuable with respect to the Shares as a result of any stock split, stock dividend, recapitalization, exchange, combination, merger, consolidation, distribution or similar event.

           Registration Expenses. See Section 4 hereof.

           Registration Statement. Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. Such Registration Statement and any amendments or supplements thereto shall comply with the Securities Act.

           Replacement Shelf Registration. See Section 2(b) hereof.

           Rule 144. Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

           SEC. The Securities and Exchange Commission.

           Securities Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

           Shelf Registration. See Section 2 hereof.

           Special Counsel. Proskauer Rose LLP, or such other successor counsel as shall be specified by the Zesiger Capital Group LLC ("ZCG") on behalf of the Holders as special counsel to the Holders, the fees and expenses of which will be paid by the Company pursuant to Section 4 hereof.

           Subsequent Shelf Registration. See Section 2(c) hereof.

        2. Shelf Registration.

           (a) The Company shall prepare and file with the SEC, not later than January 15, 1999, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") covering all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-1. The Company shall use its reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act by the SEC as soon as practicable (but in no event on or prior to January 28, 1999) and to keep the Initial Shelf Registration continuously effective under the Securities Act until November 18, 2000 (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold or shall have ceased to be Registrable Securities, (ii) the


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Replacement Shelf Registration, as defined below, covering all of the
Registrable Securities has been declared effective under the Securities Act or
(iii) a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.

           (b) As soon as the Company is eligible to use Form S-3 permitting registration of the Company's securities for resale by the Holders, the Company shall prepare and file with the SEC a Registration Statement for a Shelf Registration covering all of the Registrable Securities (the "Replacement Shelf Registration"). The Replacement Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Holders. On the date that the Replacement Shelf Registration is declared effective under the Securities Act by the SEC, the Company shall withdraw the Initial Shelf Registration and no further sales of Registrable Securities shall be made pursuant to the Initial Shelf Registration as of such date; provided, however, that in no event shall the Initial Shelf Registration be withdrawn until such time as the Replacement Shelf Registration has been declared effective under the Securities Act by the SEC. After the Replacement Shelf Registration has been declared effective by the SEC, the Company shall use reasonable efforts to keep the Replacement Shelf Registration continuously effective under the Securities Act until the end of the Effectiveness Period or such shorter period ending when (i) all Registrable Securities covered by the Replacement Shelf Registration have been sold or shall have ceased to be Registrable Securities, or (ii) a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.

           (c) If the Initial Shelf Registration, Replacement Shelf Registration or any Subsequent Shelf Registration, as defined below, ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registerable Securities registered thereunder shall have been sold or shall have ceased to be Registerable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 of the Securities Act covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act by the SEC as soon as practicable after such filing and shall use reasonable efforts to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

           (d) The Company shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act, or if reasonably requested by any Holder or by any underwriter of the Registrable Securities.

        3. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof and pursuant thereto the Company shall as expeditiously as possible:

           (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by


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the Holders in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to the Special Counsel and the managing underwriters of such offering, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Special Counsel and such underwriters.

           (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be timely supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

           (c) Notify the Holders, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

           (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.


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           (e) Subject to the last paragraph of this Section 3, if reasonably requested by the managing underwriters, if any, or the Holders (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or the Holders agrees should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the opinion of counsel for the Company, necessary or advisable to comply with applicable law.

           (f) Furnish to the Holders, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by the Holders, Special Counsel or managing underwriter, if any).

           (g) Promptly deliver to the Holders, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

           (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Holders, the underwriters, if any, and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holders or underwriter, if any, reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

           (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of a Holder in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities.

           (j) Upon the occurrence of any event contemplated by Section 3(c)(v) or 3(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other


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required document so that, as thereafter delivered to the purchasers of the
Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (k) Enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including, in the event of an underwritten offering, those reasonably requested by the managing underwriters, if any, or the Holders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and if the registration is an underwritten registration, (i) make such representations and warranties, subject to the Company's ability to do so, to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, Special Counsel and the Holders) addressed to the Holders and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings; (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Holders and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

           (l) If necessary in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection by a representative of the Holders, any underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by the Holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company, and cause the executive officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition; provided that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom or (iii) disclosure of such records, information or documents, in the written opinion of counsel (reasonably acceptable to the Company) to such person, is otherwise required by law


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(including, without limitation, pursuant to the requirements of the Securities
Act), which opinion shall be delivered to the Company at least five days prior to the date on which such disclosure is sought, and provided further that any information obtained pursuant to this provision shall only be used in connection with the transaction for which such information was obtained.

           Notwithstanding anything in this Agreement to the contrary, the Holders shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless the Holders (A) have at such time a current intent to sell such Registrable Securities, and confirms such intent in writing, and (B) have furnished the Company promptly after the Company's request, such information regarding the Holders and the distribution of such Registrable Securities as the Company may from time to time reasonably request. The Company may refrain from filing such registration for the Holders' Registrable Securities if it does not furnish such information provided above. Each of the Holders agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by Holders not misleading with respect to such Holder.

           The Holders agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of (A) the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof or (B) that, in the judgment of the Company, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, the Holders will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the Company may only suspend use of the Prospectus for up to fifty (50) trading days in any twelve
(12) month period and, within such 12 month period, for not more than fifteen
(15) trading days in any thirty (30) trading day period. The Company shall use its reasonable efforts to insure that the use of the Prospectus may be resumed as soon as practicable.

        4. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities (which fees and disbursements shall not exceed $10,000) and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Special Counsel or the Holders, (iii) fees and disbursements of counsel for the Company and the Special Counsel in connection with the Shelf Registration (provided that fees and disbursements of Special Counsel, in addition to the fees and disbursements of Special Counsel relating to the Blue Sky


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laws, shall not exceed $40,000), (iv) fees and disbursements of all independent certified public accountants referred to in Section 3(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and (v) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 4, the Holders shall pay all registration expenses to the extent that the Company is prohibited by applicable Blue Sky laws from paying for or on behalf of the Holders. Notwithstanding anything set forth in this Agreement, the aggregate fees and disbursements of the Special Counsel for all Shelf Registrations of the Company shall not exceed $50,000.

           All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Securities, all fees and disbursements of Special Counsel not included within the immediately preceding paragraph and all fees and disbursements of counsel for the underwriters, if any, shall be paid by the Holders.

        5. Indemnification.

           (a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, ZCG and its members and each selling Holder and each person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) from and against all losses, liabilities, claims, damages and expenses (including but not limited to reasonable attorney fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, "Losses"), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by ZCG or any Holder expressly for use therein; provided, that the Company shall not be liable to ZCG or any Holder (or any person controlling any of the Holders) to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any prospectus if either (A)
(i) ZCG or any of the Holders failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Holders of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the Holders thereafter fail to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim


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from which such Losses arise. The Company shall also indemnify each underwriter and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holder.

           (b) Indemnification by Holder. In connection with any Registration Statement in which the Holders are participating, ZCG or the Holders shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and each Holder agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each other person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by ZCG or the Holders to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any of the Holders hereunder exceed the gross proceeds received from sales of its Registrable Securities. The Company shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any Prospectus or Registration Statement.

           (c) Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party on a quarterly basis following written notice thereof to the indemnifying party (notwithstanding the absence of judicial determination as to the propriety and enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction). In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and it may elect by written notice delivered to the indemnified party within a reasonable period of time after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party.

           (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or


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indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable legal or other reasonable fees or expenses incurred by such party in connection with any proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding this Section 5(d), if any of the Holders are the indemnifying party, such Holders shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 5 shall survive so long as Registrable Securities remain outstanding, notwithstanding any termination of this Agreement.

        6. Rule 144 Information Requirements. For so long as any Registerable Securities are "restricted securities" under Rule 144, the Company agrees to timely file the reports required to be filed by it under the Securities Act and the Exchange Act. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.


        7. Sale without Registration. The Holders agree to comply in all respects with the provisions of this Section 7 so long as each certificate representing the Shares is required to bear the legend in substantially the form set forth in Section 7 of the CG Agreement among the Holders and CG (or any similar legend). Prior to any proposed transfer of any Registrable Securities by the Holders which shall not be registered under the Securities Act, the Holders shall give written notice to the Company of its intention to effect such transfer, accompanied by: (a) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (b) at the expense of such Holder's transferee, an unqualified written opinion of legal counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under the Securities Act; provided that nothing contained in this
Section 7 shall relieve the Company from complying with its obligations pursuant to Section 2 of this Agreement.

        8. Termination Registration Rights Held By CG. Each Holder hereby acknowledges that it has received a copy of the Amended and Restated Stockholder Rights Agreement dated January 12,

1998 among the Company and certain holders of the Company's capital stock (the "First Rights Agreement"). Each Holder hereby agrees that, by virtue of its purchase of the Shares from CG, it shall not be entitled to any of the rights provided in the First Rights Agreement.

        9. Standoff Agreement. Each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of BancBoston Robertson Stephens, prior to December 30, 1998 (which date is six months following the consummation of the Company's initial public offering). Each Holder further agrees that the Company may impose stop transfer instructions in order to enforce the foregoing covenant.

        10. Transfer of Registration Rights. The rights to cause the Company to register securities granted to the Holders under Section 2 hereof may be assigned to any transferee or assignee who is (a) a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder,
(b) a Holder's ancestors, descendants or spouse or to trusts for the benefit of such persons or such Holder or (c) a client, employee or member of ZCG, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the Company is given written notice of any such transfer five (5) Business Days prior to the date of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and (iii) the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and provided further that the transferee or assignee of such rights assumes in writing in a form reasonably acceptable to the Company the obligations of the Holders under this Agreement.

        11. Holders Representations. In connection with the purchase of the Shares and the rights granted to the Holders hereunder, each Holder represents and warrants to the Company the following:

           (a) Each Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act and is an investor in securities of early stage companies and acknowledges that it is able to protect its interests, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Shares.

           (b) ZCG has voting and dispositive control over the Shares being acquired by the Holders pursuant to this Agreement.

           (c) The Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Holder is acquiring these Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

           (d) The Holder understands that the Shares have not been registered under the Securities Act and are hereby issued in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

           (e) The Holder further understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Holder understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the reasonable opinion of counsel for the Company.

           (f) The Holder understands that the Shares constitute "restricted securities" within the meaning of Rule 144, promulgated under the Securities Act. Purchaser is aware that Rule 144, in substance, except as otherwise provided in subsection (k) of such rule, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not earlier than the expiration of the applicable holding period stated therein, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein. The Holder also understands that the holding period under Rule 144 will commence on November 18, 1998.

           (g) The Holder further understands that at the time it wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder would be precluded from selling the Shares under Rule 144 even if the minimum holding period had been satisfied.

           (h) The Holder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

           (i) The Holder understands that the Shares are subject to a market standoff agreement with the managing underwriter for the Company's initial public offering and will remain subject to such agreement until December 30, 1998.

           (j) The Holder acknowledges that an investment in the Company involves known and unknown risks, uncertainties and other factors which may result in the Holder's loss of its entire investment. The Company is an early stage biopharmaceutical company that develops and intends to commercialize antibody therapeutic products for the prevention and treatment of a variety of disease conditions. The Company's product candidates are at an early stage of development and have not been approved for marketing by any regulatory agencies. In addition, significant investment in research and development, manufacturing, preclinical and clinical testing, regulatory and sales and marketing activity will be necessary for the Company to commercialize its product candidates. There can be no assurance that any of the Company's product candidates can be successfully developed. If successfully developed, there can be no assurance that the Company's product candidates will be approved for marketing by regulatory agencies, will result in any meaningful benefits to patients, will be accepted by the medical community or will generate sufficient or sustainable revenues to enable the Company to be profitable.

           The Holder acknowledges that is has received a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and reviewed the "Risk Factors" contained therein, which "Risk Factors" are deemed incorporated by reference into this Agreement.

        12. Company Representations. In connections with the rights granted to the Holders hereunder, the Company represents and warrants to each Holder the following:

            (a) Authorization. The Company has full corporate power to execute, deliver and perform this Agreement and the Agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the Holders, binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles.

            (b) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of November 18, 1998, 11,105,585 shares of Common Stock are outstanding and no other shares of capital stock are outstanding.

            (c) Valid Issuance of CG Stock. The Shares to be sold pursuant to the CG Agreement were, when issued by the Company to CG, duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws.

            (d) 1934 Act Filings. The Company has filed in a timely manner, and has delivered to ZCG a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.




        13. Miscellaneous.

            (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which materially conflicts with the rights granted to the Holders in this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or
(iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                (x) if to the Holders, c/o Zesiger Capital Group, LLC, 320 Park
                    Avenue, New York, New York 10022, Attention: Albert L. Zesiger, or to such other address as a Holder may hereafter furnish to the Company in writing in accordance herewith.

                (y) if to the Company, to Abgenix, Inc., 7601 Dumbarton Circle,
                    Fremont, California 94555, Attention: President, or to such other address as the Company may hereafter furnish to ZCG in writing in accordance herewith.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            (i) Severabilitv. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

            (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Shares. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Shares. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

            (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            (l) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

            (m) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the earlier of the end of the Effectiveness Period or when all of the Registrable Securities have been sold or cease to be Registrable Securities, except for any liabilities or obligations under Sections 4 or 5 or 6 or the provisos of Section 3(1) above, which shall remain in effect in accordance with their terms.

            (n) Actions by the Holders. Any action to be taken by the Holders pursuant to the Agreement may be taken by the Holders of a majority of the Registrable Securities that have not been sold pursuant to a Shelf Registration.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        The foregoing Registration Rights Agreement is hereby executed as of the date first above written.



"COMPANY"

ABGENIX, INC.,
a Delaware corporation

By:    /s/ R. Scott Greer
   ------------------------------------------

Title: President and Chief Executive Officer
       --------------------------------------

"HOLDERS"

 The Holders and Beneficial Owners
Whose Names Are Set Forth
on Schedule 1 Attached Hereto

By:     Zesiger Capital Group LLC as Attorney-
        in-Fact for Each Such Holder and
        Beneficial Owner



By: /s/ Albert L. Zesiger
   -------------------------------------------
        Albert L. Zesiger, Manager

                                   SCHEDULE 1

                               SCHEDULE OF HOLDERS




                                                                                             NUMBER OF
                                                                                             SHARES OF
                                                                                            REGISTRABLE
        HOLDER AND BENEFICIAL OWNER                  NOMINEE AND RECORD HOLDER              SECURITIES
-----------------------------------------------------------------------------------------------------------
Alan Mandell, Trustee of the 1982 Elizabeth    Cudd & Co.                                       8,000
Heller Mandell Trust
Barrie Ramsay Zesiger                          Barrie Ramsay Zesiger                           12,000
City of Milford Pension & Retirement Fund      City of Milford Pension & Retirement            90,000
                                               Fund
City of Stamford Firemen's Pension Fund        City of Stamford Firemen's Pension              46,000
                                               Fund
Domenic J. Mizio                               Domenic J. Mizio                                17,000
Fred & Lucy Giampino JTWROS                    Fred & Lucy Giampino JTWROS                      3,000
Harold & Grace Willens JTWROS                  Harold & Grace Willens JTWROS                    5,000
HBL Charitable Unitrust                        HBL Charitable Unitrust                          8,000
Helen Hunt                                     Cudd & Co.                                       8,000
Lazar Foundation                               Hare & Co.                                       8,000
Mary Ann S. Hamilton Trust for Self            Heil & Co.                                      10,000
Morgan Trust Co. of the Bahamas Ltd. as        Morgan Trust Co. of the Bahamas Ltd.            16,000
Trustee U/A/D 11/30/93                         as Trustee U/A/D 11/30/93
Murray Capital, LLC                            Murray Capital, LLC                              8,000
NFIB Employee Pension Trust                    Houvis & Co. FBO NFIB                           22,000
                                               Employee Pension Trust
Norwalk Employees' Pension Plan                Hare & Co.                                      48,000
Planned Parenthood of NY                       Heil & Co.                                       6,000
Public Employee Retirement system of Idaho     Mellon Bank NA custodian for PERSI-            181,000
                                               Zesiger Capital
Roanoke College                                FirstUnion & Co.                                19,000
State of Oregon PERS/ZCG                       Westcoast & Co.                                546,300
The Ferris Hamilton Family Trust               Heil & Co.                                       8,000
The Jenifer Altman Foundation                  Batrus & Co.                                    16,000
The Meehan Investment Partnership I, L.P.      The Meehan Investment Partnership I,             8,000
                                               L.P.
Van Loben Sels Foundation                      Hare & Co.                                      19,000
Wells Family LLC                               Atwell & Co.                                    24,000
Wolfson Investment Partners LP                 Wolfson Investment Partners LP                  10,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,146,300